UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2010
(Date of Report: Date of earliest event reported)

Calibrus, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53408 (Commission File Number)	86-0970023 (IRS Employer ID No.)

1225 W. Washington Street, Suite 213, Tempe AZ  85281
 (Address of principal executive office)

Registrant's telephone number, including area code: (602) 778-7516

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2010, as part of Calibrus, Inc.’s (the “Company”) efforts to expand its management capabilities and provide additional corporate governance, the board of directors appointed Michael Myers to the Company’s board of directors.  Mr. Myers will expand the Company’s knowledge base with his expertise in mobile marketing and ecommerce.  Mr. Myers is presently a consultant with Local Matters, Inc. in Denver, Colorado.  Additionally, Mr. Myers has been an adjunct professor at University of Denver’s Daniels College of Business since 2009 where he teaches MBA courses on information technology strategy.  From 2008 through 2010, Mr. Myers worked for Ontargetjobs, Inc. as a manger and business analysts.  From 2006 through 2008, Mr. Myers worked for Freshcurrent, Inc. as vice president of strategic marketing.  From 2004 through 2005, Mr. Myers worked for Spiremedia, Inc. as vice president of professional services and from 1998 through 2004, Mr. Myers was operations manger for Experian eMarketing Solutions, Inc.  Mr. Myers has an MBA from the Daniels College of Business, University of Denver and a Bachelors of Science from the University of Colorado.

ITEM 9.01 Financial Statements and Exhibits

The following exhibit is not to be considered “filed” under the Securities Act of 1934, as amended and shall not be incorporated by reference into any of the Company’s other filings with the Securities and Exchange Commission.

(d) Exhibits.

Exhibit 99.1                      Press Release dated September 13, 2010

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Calibrus, Inc.

By: /s/ Kevin Asher
Kevin Asher, CFO
Date: September 15, 2010